EXHIBIT 99


                                                                     Z71 Mtge YT
Bloomberg                     WFALT 2005-1 1N1    5.5% LEGAL MTY N/A ADV:>PAGE<
CMD               66
65                < GO >   BCCOIAF44   CMO:
< GO >            6.240(341)8 WAC< WAM >AGE   ASSUM

------------------------------------------------------------------------------------------------------------------------------------
   ASSUMED                  2/28/05:  6,188,000              next day 3/25/05 (monthly)            30/360 Cashflows
  collateral                2/25/05:  6,188,000              rcd date 2/28/05 (24 Delay)           created 2/ 2/05
 -NO History-             factor 1.000000000000              accrual 2/ 01/05- 2/28/05             1stProj 3/25/05
                                                                                                   ASSUMED collateral
------------------------------------------------------------------------------------------------------------------------------------

2/28/05                                   YIELD TABLE
Quoted

Vary          1       Px 100          50                75              125              150               175               200
PRICE        32       100 PPC         50 PPC            75PPC           125PPC           150 PPC           175 PPC           200PPC


            DEAL's Information is preliminary and subject to change.

100-12                5.471           5.484             5.477           5.462            5.441             5.413             5.386

------------------------------------------------------------------------------------------------------------------------------------
AvgLife               10.58           13.36             11.71           9.29             7.28            5.64            4.64
Mod Dur                7.63            8.89              8.16           6.96             5.78            4.71            3.99

                      3/10-           3/10-             3/10-           3/10-            3/10-           7/09-           11/08-
DateWindow              7/25/33         7/25/33           7/25/33         7/25/33          7/25/33         1/25/33          6/25/11
------------------------------------------------------------------------------------------------------------------------------------
Spread A              +120/10 y       +121/10 y         +121/10 y       +119/10 y        +159/5 y        +156/5 y        +153/5 y
------------------------------------------------------------------------------------------------------------------------------------

NON-CALLABLE         Preliminary cashflows based upon dealer representations.
                     "PRO-SUP" UNAVAILABLE.

                                  Format # 1-YT                   10 y97-26+   s


                                    1 of 13

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                    2 of 13

                                                                     Z71 Mtge YT
Bloomberg                     WFALT 2005-1 1N1    5.5% LEGAL MTY N/A ADV:>PAGE<
CMD               66
65                < GO >    BCCOIAF44   CMO:
< GO >            6.240(341)8 WAC< WAM >AGE   ASSUM

------------------------------------------------------------------------------------------------------------------------------------
  ASSUMED                   2/28/05:  8,352,320              next day 3/25/05 (monthly)            30/360 Cashflows
 collateral                 2/25/05:  8,352,320              rcd date 2/28/05 (24 Delay)           created 2/ 2/05
-NO History-              factor 1.000000000000              accrual 2/ 01/05- 2/28/05             1stProj 3/25/05
                                                                                                   ASSUMED collateral
------------------------------------------------------------------------------------------------------------------------------------

2/28/05                                   YIELD TABLE
Quoted

Vary          1       Px 100          50                75              125              150               175               200
PRICE        32       100 PPC         50 PPC            75PPC           125PPC           150 PPC           175 PPC           200PPC


            DEAL's Information is preliminary and subject to change.

101-8                 4.952           5.233             5.107           4.786            4.625             4.459              4.283

------------------------------------------------------------------------------------------------------------------------------------
AvgLife               2.99            6.44              4.27            2.26             1.84            1.55           1.32
Mod Dur               2.59            4.80              3.47            2.04             1.69            1.43           1.24
                      3/05-           3/05-             3/05-           3/05-            3/05-           3/05-          3/05-
DateWindow              11/25/19        5/25/31           9/25/26         1/25/12         4/25/10          5/25/09        10/25/08
------------------------------------------------------------------------------------------------------------------------------------
Spread I              +135/AL         +126/AL           +135/AL         +131/AL          +124/AL         +118/AL        +108/AL
------------------------------------------------------------------------------------------------------------------------------------

NON-CALLABLE         Preliminary cashflows based upon dealer representations.
                     "PRO-SUP" UNAVAILABLE.

                                  Format # 1-YT          3 y99-12   5y98-13+   s


                                    3 of 13

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    4 of 13

--------  --------
CREDIT    FIRST
SUISSE    BOSTON
--------  --------

                                   WFALT 05-1


Group 1
Pay rules
     1. Pay the Nas Priority Amount to the 1N1
     2. Pay, pro rata, to the 1S1-1S5 and the 1FL1 until retired.
     3. Pay to the 1L1 until retired.
     4. Pay to the 1N1 until retired.

Notes
Pxing Speed = 100PPC (6CPR to 20CPR in 12 MONTHS, remaining at 20CPR thereafter) NAS bonds = 1N1 standard 60 mo lockout. (apply shift to both sched and prepays) Nas Priority = 1N1 Balance/ Total Non-PO Balance)

Floater:
  1FL1 - 0 day delay, 1ML + 0.35%, 7.50% Cap, 0.35% Floor, Initial Libor - 2.55% Inverse IO:
  1IN1 - 0 day delay, 7.15% - (1ML), 7.150% Cap, 0% Floor, Initial Libor - 2.55% Notional to: 1FL1

Settlement = 2/28/05


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    5 of 13

-----------------------------------------------------------------------------------------
    A            C               D           E         F          G       H        I
-----------------------------------------------------------------------------------------
                                                                 Deal Summary Report
-----------------------------------------------------------------------------------------
                                                  Assumptions
-----------------------------------------------------------------------------------------
 Settlement    28-Feb-05     Prepay                   100 PPC
1st Pay Date   25-Mar-05     Default                    O CDR
                             Recovery                0 months
                             Severity                      0%
-----------------------------------------------------------------------------------------
  Tranche      Balance        Coupon      Principal      Avg     Dur     Yield    Spread
    Name                                   Window       Life                        bp
-----------------------------------------------------------------------------------------
1N1          6,188,000.00       5.5     03/10-07/33     10.58
1S1          8,352,320.00       5.5     03/05-11/19      2.99
1S2          8,352,320.00      5.25     03/05-11/19      2.99
1S3          8,352,320.00         5     03/05-11/19      2.99
1S4          8,352,320.00      4.75     03/05-11/19      2.99
1S5          8,352,320.00       4.5     03/05-11/19      2.99
1FL1        10,440,400.00       2.9     03/05-11/19      2.99
1IN1        10,440,400.00       4.6     03/05-11/19      2.99
1L1            398,028.00       5.5     11/19-07/33     18.08
1B1          3,094,107.00       5.5     03/05-07/33      9.83
-----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
    A             J            K           L         M         N         O          P
-------------------------------------------------------------------------------------------
                                                 WFALT05-1G1BBG
-------------------------------------------------------------------------------------------
                                           Collateral
-------------------------------------------------------------------------------------------
 Settlement                 Balance      WAC        WAM       Age       WAL        Dur
1st Pay Date          $61,882,135.00     6.24       341        8        4.19       3.42


-------------------------------------------------------------------------------------------
  Tranche       Bench         Price %    $@1bp    Accrued    NetNet     Dated       Notes
    Name                                          Int(M)      (MM)      Date
-------------------------------------------------------------------------------------------
1N1                                                                   1-Feb-05       FIX
1S1                                                                   1-Feb-05       FIX
1S2                                                                   1-Feb-05       FIX
1S3                                                                   1-Feb-05       FIX
1S4                                                                   1-Feb-05       FIX
1S5                                                                   1-Feb-05       FIX
1FL1                                                                  25-Feb-05      FLT
1IN1                                                                  25-Feb-05      INV_IO
1L1                                                                   1-Feb-05       FIX
1B1                                                                   1-Feb-05       FIX
-------------------------------------------------------------------------------------------


Treasury                                                     Swaps

Mat     6MO      2YR      3YR      5YR     10YR     30YR      1YR      2YR      3YR      5YR     10YR      30YR
Yld    2.762    3.280    3.406    3.700    4.132    4.578    3.280    3.633    3.822    4.085    4.515    4.957
-----------------------------------------------------------------------------------------------------------------


                                    6 of 13

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    7 of 13

                                                                     Z71 Mtge YT
Bloomberg                     WFALT 2005-1 2N1    5.5% LEGAL MTY N/A ADV:>PAGE<
CMD               66
65                < GO >   BCCOIAFE2   CMO:
< GO >            6.240(336)8 WAC< WAM >AGE   ASSUM

------------------------------------------------------------------------------------------------------------------------------------
   ASSUMED                  2/28/05:  7,105,000        next pay 3/25/05 (monthly)            30/360 Cashflows
  collateral                2/25/05:  7,105,000        rcd date 2/28/05 (24 Delay)           created 2/ 2/05
 -NO History-             factor 1.000000000000        accrual 2/ 01/05- 2/28/05             1stProj 3/25/05
                                                                                                   ASSUMED collateral
------------------------------------------------------------------------------------------------------------------------------------

2/28/05                                   YIELD TABLE
Quoted

Vary          1       Px 100          50                75              125              150               175               200
PRICE        32       100 PPC         50 PPC            75PPC           125PPC           150 PPC           175 PPC           200PPC

            DEAL's Information is preliminary and subject to change.

100-24                5.422           5.442             5.431           5.408            5.376             5.334             5.293

------------------------------------------------------------------------------------------------------------------------------------
AvgLife               10.56           13.29             11.67           9.27             7.27            5.64            4.64
Mod Dur                7.63            8.88              8.16           6.96             5.78            4.71            3.99

                      3/10-           3/10-             3/10-           3/10-            3/10-           7/09-           11/08-
DateWindow              2/25/33         2/25/33           2/25/33         2/25/33          2/25/33         10/25/32         6/25/11
------------------------------------------------------------------------------------------------------------------------------------
Spread A              +115/10 y       +117/10 y         +116/10 y       +114/10 y        +152/5 y        +148/5 y        +144/5 y
------------------------------------------------------------------------------------------------------------------------------------

NON-CALLABLE         Preliminary cashflows based upon dealer representations.
                     "PRO-SUP" UNAVAILABLE.

                                  Format # 1-YT                   10 y97-26+   s


                                    8 of 13

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    9 of 13

--------  --------
CREDIT    FIRST
SUISSE    BOSTON
--------  --------

                                   WFALT 05-1
Group 2
Pay rules
     1. Pay the Nas Priority Amount to the 2N1
     2. Pay, pro rata, to the 2S1-2S5 and the 2FL1 until retired.
     3. Pay to the 2L1 until retired.
     4. Pay to the 2N1 until retired.

Notes
Pxing Speed = 100PPC (6CPR to 20CPR in 12 MONTHS, remaining at 20CPR thereafter) NAS bonds = 2N1 standard 60 mo lockout. (apply shift to both sched and prepays) Nas Priority = 2N1 Balance/ Total Non-PO Balance)

Floater:
  2FL1 - 0 day delay, 1ML + 0.35%, 7.50% Cap, 0.35% Floor, Initial Libor - 2.55% Inverse IO:
  2IN1 - 0 day delay, 7.15% - (1ML), 7.150% Cap, 0% floor, Initial Libor - 2.55% Notional to: 2FL1

Settlement = 2/28/05


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    10 of 13

-------------------------------------------------------------------------------------------
    A            C               D           E         F          G       H        I
-------------------------------------------------------------------------------------------
                                                                 Deal Summary Report
-------------------------------------------------------------------------------------------
                                                  Assumptions
-------------------------------------------------------------------------------------------
 Settlement    28-Feb-05     Prepay                   100 PPC
1st Pay Date   25-Mar-05     Default                    0 CDR
                             Recovery                0 months
                             Severity                      0%
-------------------------------------------------------------------------------------------
  Tranche       Balance        Coupon     Principal      Avg     Dur     Yield     Spread
    Name                                   Window       Life                         bp
-------------------------------------------------------------------------------------------
2N1          7,105,000.00       5.5     03/10-02/33     10.56
2S1          9,595,840.00       5.5     03/05-02/20      2.99
2S2          9,595,840.00      5.25     03/05-02/20      2.99
2S3          9,595,840.00         5     03/05-02/20      2.99
2S4          9,595,840.00      4.75     03/05-02/20      2.99
2S5          9,595,840.00       4.5     03/05-02/20      2.99
2FL1        11,994,800.00       2.9     03/05-02/20      2.99
2IN1        11,994,800.00       4.6     03/05-02/20      2.99
2L1            419,424.00       5.5     02/20-02/33     18.24
2B1          3,552,549.00       5.5     03/05-02/33      9.79
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
    A             J            K           L         M           N          O          P
-------------------------------------------------------------------------------------------
                                                      WFALT05-1G2BBG
-------------------------------------------------------------------------------------------
                                                Collateral
-------------------------------------------------------------------------------------------
 Settlement                 Balance      WAC        WAM       Age       WAL        Dur
1st Pay Date          $71,050,973.00     6.24       336        8        4.18       3.42


-------------------------------------------------------------------------------------------
  Tranche        Bench        Price %    $@1bp    Accrued    NetNet     Dated        Notes
    Name                                          Int(M)      (MM)      Date
-------------------------------------------------------------------------------------------
2N1                                                                    1-Feb-05      FIX
2S1                                                                    1-Feb-05      FIX
2S2                                                                    1-Feb-05      FIX
2S3                                                                    1-Feb-05      FIX
2S4                                                                    1-Feb-05      FIX
2S5                                                                    1-Feb-05      FIX
2FL1                                                                   25-Feb-05     FLT
2IN1                                                                   25-Feb-05     INV_IO
2L1                                                                    1-Feb-05      FIX
2B1                                                                    1-Feb-05      FIX
-------------------------------------------------------------------------------------------

Treasury                                             Swaps

Mat    6MO      2YR      3YR      5YR     10YR     30YR      1YR      2YR      3YR      5YR     10YR      30YR
Yld   2.760    3.305    3.430    3.722    4.140    4.578    3.280    3.660    3.846    4.108    4.524    4.960
--------------------------------------------------------------------------------------------------------------


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


                                    11 of 13

                               WFALT05-1FIN - 1A3

CREDIT SUISSE FIRST BOSTON

Balance   $534,000.00   Delay          24            WAC(1)  6.232889606   WAM(1)   342
Coupon    5.50000       Dated          02/01/2005    NET(1)  5.97289       WALA(1)  7
Settle    02/25/2005    First Payment  03/25/2005

---------------------------------------------------------------------------------------------------------------------

        Price         1         2         3         4         5         6         7         8         9         10

---------------------------------------------------------------------------------------------------------------------
                     Yield     Yield     Yield     Yield     Yield     Yield     Yield     Yield     Yield      Yield
---------------------------------------------------------------------------------------------------------------------
        99-00.00      5.61      5.61      5.61      5.61      5.62      5.62      5.69      5.72      5.76       5.81
        99-08.00      5.59      5.59      5.59      5.59      5.60      5.60      5.64      5.66      5.68       5.71
        99-16.00      5.57      5.57      5.57      5.57      5.57      5.58      5.59      5.60      5.60       5.61
        99-24.00      5.56      5.55      5.55      5.55      5.55      5.55      5.54      5.54      5.53       5.52
       100-00.00      5.54      5.54      5.54      5.54      5.53      5.53      5.49      5.48      5.45       5.42
       100-08.00      5.52      5.52      5.52      5.52      5.51      5.51      5.44      5.42      5.37       5.33
       100-16.00      5.50      5.50      5.50      5.50      5.49      5.48      5.40      5.36      5.30       5.24
       100-24.00      5.48      5.48      5.48      5.48      5.47      5.46      5.35      5.30      5.22       5.14
       101-00.00      5.47      5.47      5.46      5.46      5.45      5.44      5.30      5.24      5.14       5.05
       101-08.00      5.45      5.45      5.45      5.44      5.43      5.42      5.25      5.18      5.07       4.95
       101-16.00      5.43      5.43      5.43      5.42      5.41      5.40      5.20      5.12      4.99       4.86
       101-24.00      5.41      5.41      5.41      5.40      5.39      5.37      5.16      5.06      4.92       4.77
       102-00.00      5.40      5.40      5.39      5.38      5.37      5.35      5.11      5.01      4.84       4.68
        Spread @
    Center Price        82        82        82        86        93       101       142       150       159        163
             WAL     28.26     27.61     26.25     24.04     21.13     17.72      6.23      4.89      3.66       2.92
        MOD Durn     14.06     13.92     13.61     13.04     12.19     11.01      5.16      4.19      3.24       2.63
Principal Window    Dec32-    Sep31-    Jul29-    Jun26-    Feb23-    Aug19-    Mar11-    Dec09-   Sep-08-     Jan08-
                    Oct 33     Oct33     Oct33     Oct33     Oct33     Oct33     Jul11     Feb10     Oct08      Jan08
---------------------------------------------------------------------------------------------------------------------
          Prepay   100 PSA   150 PSA   200 PSA   250 PSA   300 PSA   350 PSA   500 PSA   600 PSA   800 PSA   1000 PSA
---------------------------------------------------------------------------------------------------------------------


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

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.


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